Exhibit 10.1



                             DATED November 9, 2005











                             (1)  OOO ZAURALNEFTEGAZ

                                       and

                          (2)  CASPIAN FINANCE LIMITED







                                 LOAN AGREEMENT










                              Covington & Burling
               Registered Foreign Lawyers and Solicitors - London
                                   265 Strand
                                London WC2R 1BH

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THIS  LOAN  AGREEMENT  is  made  on November 9, 2005.


PARTIES:

OOO  ZAURALNEFTEGAZ,  a limited liability company incorporated under the laws of
-------------------
the Russian Federation under the main state registration number (ORGN) 1024500513950, located at 27 Lenin Street, Kurgan, 640000, Kurgan Oblast, Russian Federation ("ZNG"); and

CASPIAN  FINANCE  LIMITED,  a  company  incorporated  in England and Wales under
-------------------------
company number 05530897 and whose registered office is at Millennium Bridge House, 2 Lambeth Hill, London EC4V 2AJ United Kingdom (the "LENDER").


WHEREAS:

(A) All rights and obligations of Baltic Petroleum Limited ("BP") pursuant to a loan agreement dated 28 April 2005 (the "INTERIM LOAN AGREEMENT") between it as lender and ZNG as borrower have been assigned to the Lender pursuant to a deed of novation entered into among BP, ZNG and the Lender immediately prior to the execution of this Agreement.

(B) In addition to assuming the obligation to make the loan under the Interim Loan Agreement (the "INTERIM LOAN"), the Lender is willing to make available to ZNG an additional loan facility upon and subject to the terms and conditions set out in this Agreement.

IT  IS  THEREFORE  AGREED  AS  FOLLOWS:

1.   DEFINITIONS

     For  the  purposes  of this Agreement the following definitions will apply:

     "ADVANCE" means any amount advanced or to be advanced by the Lender under the Loan;

     "AGREEMENT"  means  this  agreement;

     "ASSUMED COMMITMENT" means the amount of US$1,739,658, representing the principal, accrued interest and costs outstanding under the Interim Loan, together with pre-trading expenses of ZNG advanced to it by BP;

     "AVAILABLE FACILITY" means the Commitment from time to time less the aggregate of each Advance then drawn down and outstanding;

     "BP  (E&P)"  means  Baltic  Petroleum  (E&P)  Limited;

     "BUDGET" means the budget for ZNG as agreed between the parties, a copy of which is annexed at Annex 1;

     "COMMITMENT" means the amount of up to US$6,874,325, representing the Assumed Commitment and the New Commitment;

     "DRAWDOWN NOTICE" means a notice complying with clause 5 (Drawdown Notices) below;

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     "EVENT  OF  DEFAULT" has the meaning given in clause 11 (Events of Default)
      below;

     "JOINT VENTURE AGREEMENT" means the joint venture agreement between SEG and BP (E&P) dated 14th October 2005;

     "JV  CO"  means  Zauralneftegaz  Limited;

     "LOAN"  means  the  loan  made  available to ZNG under clause 2 (The Loan);

     "NEW COMMITMENT" means the amount of up to US$5,134,667; "OUTSTANDING ADVANCES" means amounts drawn down under the Loan but not repaid;

     "SEG"  means  Siberian  Energy  Group  Inc;  and

     "WORK PROGRAMME" means the work programme for ZNG's business as agreed between the parties, a copy of which is annexed at Annex 2.

2.   THE LOAN

2.1 The Lender hereby agrees to lend to ZNG, upon and subject to the terms of this Agreement, a loan in principal amount equal to the Commitment.

2.2 The Interim Loan shall be subject to the terms of this Agreement, and the Interim Loan Agreement shall terminate and have no further force and effect.

3.   TERM

     Subject to clause 11 (Events of Default), the Loan shall be available until the date which is the sixth anniversary of the date of this Agreement, following which all Outstanding Advances shall, together with accrued interest and costs and expenses due hereunder, forthwith be repaid.

4.   DRAWDOWN

4.1 Subject to clauses 3 (Term) and 10 (Conditions Precedent) below, the Lender shall make an Advance to ZNG subject to:

     (a) a Drawdown Notice in respect of such Advance having been received by the Lender;

     (b)  the amount of the Advance does not exceed the Available Facility;

     (c) the representations and warranties referred to in clause 12 (Representations and Warranties) below would be true if repeated on the intended Drawdown Date; and

     (d)  no Event of Default has occurred and is continuing.

4.2 Each Advance shall be paid by the Lender direct to the following US$ denominated account (or to any other account nominated by the Lender in writing):

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Corresponding  bank:      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Beneficiary  bank:        XXXXXXXXXXXXXXXXXXXXXXXXXX
                          XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                          XXXXXXXXXXXXXXXXXXXXXXX

Payee:                    XXXXXXXXXXXXXXXXXXXXXXXXXXX

Account  name:            OOO  "Zauralneftegaz"

Account  number:          XXXXXXXXXXXXXXXXXXXXXXX

4.3 ZNG shall be responsible for satisfying all requirements of Russian Federation law and regulation in respect of the Loan, each Advance and any matter contemplated by this Agreement and shall indemnify the Lender for any loss or damage (including legal fees) it may suffer as a result of the Loan, any Advance or this Agreement being in contravention of such law or regulation. ZNG shall provide to the Lender such information or documentation that it may from time to time request in writing to demonstrate that all requirements of Russian Federation law and regulation in respect of the Loan, each Advance and any other matter contemplated by this Agreement have been satisfied and that ZNG is in compliance with its obligations under this Agreement.

4.4 ZNG shall procure that in respect of each Advance a sum of 2% (or such other amount as may from time to time be stipulated by applicable Russian banking and currency control regulations) in respect thereof is placed in a special deposit account to satisfy Russian banking and currency control regulations (the "RETENTION REQUIREMENT"). Such amounts shall be repaid to the Lender immediately upon release to ZNG from such special deposit account.

4.5 An Advance equal to the Assumed Commitment shall be treated as having been drawn down as at the date hereof.

5.   DRAWDOWN  NOTICES

5.1 Each Drawdown Notice must be in the form set out in Schedule 1 to this Agreement or in such other form as may be acceptable to the Lender and shall relate to only one of the purposes set forth in clause 8.1 for which the Advance will be utilized. The Drawdown Notice shall specify the date upon which such Advance is to be made (the "DRAWDOWN DATE") and the amount of the Advance.

5.2 Unless otherwise agreed by the Lender, a Drawdown Notice must be received by the Lender not less than 10 days prior to the proposed Drawdown Date.

6.   INTEREST  AND  DEFAULT  INTEREST

6.1 Interest will be charged on the Outstanding Advances at the following rates:

     (a)  during the first two years of the term, 14% per annum;

     (b)  during the third year of the term, 13% per annum; and

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     (c)  thereafter, 12% per annum.

6.2 Interest will be calculated and accrue on a daily basis (calculated on a year of 365 days and the actual number of days elapsed) and will be payable as follows:

     (a) until the earlier of (i) the date on which ZNG's monthly turnover as shown by its monthly management accounts exceeds US$100,000 and
          (ii) the third anniversary of this Agreement, interest shall be rolled up and, at the end of such period, be added to the principal amount of the Loan; and

     (b) thereafter, on a monthly basis on the final day of each calendar month.

6.3 In the event that any monies from time to time payable to the Lender hereunder are not paid on the due date, interest shall be payable on the amount due, from the date payment was due to the date payment is made, at a rate equivalent to 6% per annum. Any such interest will be calculated and accrue on a daily basis.

7.   REPAYMENT

7.1 All Outstanding Advances, together with accrued interest and costs and expenses due hereunder shall be repaid on the sixth anniversary of the date of this Agreement.

7.2 ZNG may with the prior written consent of the Lender repay in US$ all or any part (provided, in the case of part only, it is of an amount of not less than US$50,000) of the Outstanding Advances, together with accrued interest thereon. Any amounts repaid may not be reborrowed.

8.   PURPOSE

8.1 The New Commitment shall be available for, and shall be applied strictly by ZNG in the amounts set out in the Budget and for the corresponding purpose stated in the Work Programme. Of the amounts to be advanced under the Loan which are detailed in the Budget and Work
     Programme:

     (a) the following amounts shall be available to be drawn down following execution of this Agreement, subject to compliance with all applicable terms of the Agreement in respect of each Advance to be made:

          PURPOSE                                                   AMOUNT (US$)
          -------                                                   ------------

          Payment  to  OOO  Business  Standard  in  respect
          of the gathering and co-ordination  of  data  in
          respect  of  the new licences detailed in Schedule 2           100,000

          Payment of 50% of amounts owed to Messrs. Repin and
          Potapov                                                        170,000

          Payment to Mylarshikov for overdue rent (subject to
          clause 8.3)                                                     44,000

          Payment of mineral tax (for second quarter of 2005)           3,864.52

          Payment of accrued salaries of ZNG employees for
          August and September 2005                                       32,000

          TOTAL                                                       348,864.52

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(b)  the  following  amounts  shall  be  available  to  be drawn down subject to the prior satisfaction of the additional condition set out at clause 10.2 and compliance with all other applicable terms of the Agreement in respect of each Advance to be made:

     PURPOSE                                                        AMOUNT (US$)
     -------                                                        ------------
     Further payment to OOO Business Standard in                   Up to 340,000
     respect of the gathering and co-ordination
     of data in respect of the new licences detailed
     in Schedule 2
     Payment of amounts owed to Basneftegeofizika                     204,482.91
     Payment of outstanding invoice of Basneftegeofizika
     (amount must be agreed in writing with the Lender)            Up to 100,000
     Payment of amounts owed to Bazhenov Expedition                    20,351.17
     Payment of remaining amounts owed to Messrs.
     Repin and Potapov     170,000
     Payment to Mylarshikov for overdue rent
     (subject to clause 8.3)                                              44,000
     Payment of mineral tax (for third quarter of 2005)                 3,864.52

     TOTAL                                                      UP TO 882,698.60

8.2 No Advance under the New Commitment may be utilised for any purpose other than those stated in clause 8.1 without the prior written consent of Lender. The Budget and the Work Programme may only be revised, updated or amended with the prior written consent of the Lender.

8.3 ZNG shall only make the payments to Mylarshikov in respect of overdue rent that are referred to in clauses 8.1(a) and 8.1(b) above in exchange for a duly notarised written undertaking in English from Mylarshikov that such amounts are in full and final settlement of all overdue rent owed to it by ZNG and confirming a one year extension of the lease for the premises currently occupied by ZNG in Kurgan City, Kurgan from October 2005 for the same services as currently received, together with an option for ZNG to extend such lease for a further period of one year from the expiration of such extension, both leases to be at a monthly rent of US$2,800.

9.   SECURITY

     The Loan shall initially be unsecured by ZNG, but the Lender reserves the right (at its sole discretion) to request security (in the form of fixed or floating charges (or the equivalent under the law of any applicable jurisdiction)) over all or some of the assets and/or undertaking of ZNG (subject to such assets and undertaking being capable of being charged) at any time prior to any drawdown or whilst any monies remain outstanding under the Loan. The Lender agrees and acknowledges that any such security will or may rank after any security interests existing at such time and that the ability of ZNG to give such security may be subject to appropriate inter-creditor agreements or priority agreements being entered into with other lenders and/creditors of ZNG. If security is required by the Lender, ZNG shall grant the same as soon as shall reasonably be practicable thereafter. ZNG will pay the Lender's reasonable costs of putting such security in place, including the cost of negotiating and documenting such security.

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10.  CONDITIONS  PRECEDENT

10.1 No drawdown may be made until each of the following conditions shall have been satisfied (or waived by the Lender) or, if a drawdown shall previously have been made, no further drawdown may be made until (if applicable) the conditions in sub-clauses (f), (h) and (i) below shall have been satisfied (or waived by the Lender):

     (a) the Lender has received a copy, duly notarised as being a true copy by the General Director of ZNG, of a resolution of the authorised body of ZNG (in terms satisfactory to the Lender) authorising ZNG to enter into and perform its obligations under this Agreement and authorising a person to execute this Agreement;

     (b) there shall have been received by the Lender this Agreement duly executed by a duly authorised person for and on behalf of ZNG;

     (c) there shall have been received by Lender a copy, duly notarised as being a true copy, of the current Charter of ZNG together with a copy, notarised as aforesaid, of the Certificate of Registration (OGRN Certificate) of ZNG;

     (d) JV Co shall have entered into the guarantee, the pledge and the debenture with the Lender in the form annexed hereto at Annex 3 (together the "SECURITY DOCUMENTS" and each a "SECURITY DOCUMENT");

     (e) there shall have been received by the Lender a certified copy of a resolution of the board of JV Co (in terms satisfactory to the Lender) authorizing JV Co to enter into and perform its obligations under the Security Documents, and authorizing a person to execute the Security Documents;

     (f) the Lender shall have received written evidence in a form satisfactory to it that any previous Advance or Advances has or have been applied by ZNG strictly in accordance with clause 8 (Purpose);

     (g) all outstanding liabilities of ZNG to its creditors (other than those amounts detailed in clauses 8.1(a)and 8.1(b)) as at the date hereof have been satisfied in full or SEG has provided to ZNG an indemnity, in a form satisfactory to the Lender, in respect of any such outstanding liabilities;

     (h) if security shall have been requested under clause 9 (Security) above, such security shall have been granted to the satisfaction of the Lender; and

     (i)  an Event of Default has not occurred and is not continuing.

10.2 In addition to satisfaction of the conditions contained in clause 10.1, drawdown of any amounts referred to in clause 8.1(b) shall be conditional on receipt by the Lender of a duly notarised copy of a letter in English to ZNG from the relevant licence authority(ies) of the Ministry of Natural Resources of the Russian Federation confirming that the licences detailed in Schedule 2 have been awarded to ZNG in a form acceptable to the Lender.

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11.  EVENTS  OF  DEFAULT

11.1 Each of the events set out in clause 11.2 below is an "EVENT OF DEFAULT". On or at any time after the occurrence of an Event of Default, the Lender may by notice to ZNG (i) cancel the Loan (in which case a Drawdown Notice may not be issued) and/or (ii) declare that all or part of the Outstanding Advances, together with accrued interest and all other amounts accrued, be immediately due and payable (whereupon they shall be paid within 5 days) or declare that all or part of the Outstanding Advances be payable on demand (whereupon they shall be paid within 5 days of demand).

11.2 The events referred to in clause 11.1 above are:

     (a) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of ZNG or JV Co or any part of their respective assets;

     (b) an order is made or an effective resolution passed for the winding up of ZNG or JV Co;

     (c) either ZNG or JV Co stops payment of all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness or ceases to carry on its business or substantially the whole of its business or threatens to cease to carry on the same or substantially changes the nature of its business;

     (d) an encumbrancer takes possession or a receiver or administrator (or an equivalent person in any jurisdiction) is appointed in respect of any property of ZNG or JV Co;

     (e) ZNG makes default in the payment on the due date of any money which may have become due hereunder;

     (f) any distress, execution, sequestration or other processes are levied or enforced upon or sued out against the property of ZNG or JV Co and is not discharged within seven days of being levied;

     (g) either ZNG or JV Co becomes insolvent or is unable to pay its debts (in the case of ZNG, within the meaning ascribed to it by the Federal Russian Law on Insolvency (Bankruptcy) or any statutory modification or re-enactment thereof for the time being in force), or either ZNG or JV Co certifies that it is unable to pay its debts as and when they fall due;

     (h) ZNG fails to comply with any of the covenants, conditions, undertakings or provisions contained in this Agreement or any agreements or documents supplemental hereto in each case which ZNG has failed to remedy within 7 days of receipt of written notice from the Lender requiring it to do the same, or if any representation or warranty given herein by ZNG to the Lender proves to be materially untrue;

     (i) ZNG applies any Advance (or part thereof) other than for the applicable purpose set out in clause 8 (Purpose);

     (j) any event or series of events occurs which, in the opinion of the Lender acting reasonably, might have a material and adverse effect on the financial condition of ZNG or the ability of ZNG to comply with its obligations under this Agreement;

     (k) if there is an event of default under the Joint Venture Agreement (except to the extent suffered by BP(EP));

     (l) if at any time it is or becomes unlawful for JV Co to perform or comply with any or all of its obligations under any Security Document or any obligation under a Security Document ceases to be legal, valid, binding and enforceable or any Security Document or any obligation thereof is required by applicable law or regulation to be waived, amended, modified or abandoned;

     (m) any Security Document does not create the security interest it purports to create, is not effective or is challenged by JV Co or ZNG; and

     (n) there shall not have occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits or prospects of ZNG or any event or circumstance that may result in such a material adverse change.

12.  REPRESENTATIONS  AND  WARRANTIES

12.1 As a condition of the Loan being available, ZNG hereby undertakes with and represent and warrants to the Lender as follows:

     (a) ZNG is a limited liability company duly incorporated and validly existing under the laws of the Russian Federation and has the power and authority to own its properties and assets and to carry on its business as it is now being conducted and to enter into this Agreement and any other documents contemplated hereby and to borrow money and perform its obligations hereunder and has ZNG taken all necessary action to authorise the execution, delivery and performance of this Agreement and each such other document;

     (b) this Agreement and each other document contemplated hereby (including any documents which may be required in connection with any security requested under clause 9 above) constitutes or will, when executed, constitute a legally binding obligation of ZNG and is or will be, when executed, enforceable in accordance with its terms;

     (c) the execution, delivery and performance by ZNG of this Agreement does not and will not exceed any power granted to ZNG by or violate any provision of:

          (i) any law or regulation or any order or decree of any governmental authority, agency or court, to which ZNG is subject; and/or

          (ii) the Charter of ZNG, as amended;

     (d) ZNG is not in default in respect of any material obligation under any agreement to which it is a party or by which it may be bound and no litigation, arbitration or administrative proceedings are pending or threatened which are material in the context of the Loan and the Advances made or to be made hereunder;

     (e) there is no provision of any instrument or agreement and no other obligation by which ZNG or any of its assets is bound and no judgment, injunction or other order or award of any judicial, administrative, governmental or other authority or of any arbitrator which is contravened by the execution and delivery of this Agreement or which would be contravened by the performance or observance of any of the obligations of ZNG in or pursuant to this Agreement;

     (f) ZNG has not taken any corporate action nor have any other steps been taken or legal proceedings started or (to the best of ZNG's belief) threatened against ZNG for its winding up, dissolution or reorganisation or for the appointment of a receiver, trustee or similar officer of it or of any of its assets or revenues;

     (g) no Events of Default exist or might result from the making of any Advance;

     (h) there does not exist any event or circumstance which has, or could have, a material adverse effect on the business of ZNG or on its ability to perform its obligations under this Agreement;

     (i) repayment of the Loan and payment of other amounts due hereunder by ZNG to the Lender will be an unconditional obligation of ZNG which shall rank at least pari passu with all of the other liabilities of ZNG; and

     (j) all information as provided by ZNG to the Lender in connection with this Agreement is true, complete and accurate in all respects and ZNG has not concealed any facts which, if disclosed, may adversely affect the Lender's decision regarding the provision of the Loan to ZNG.

12.2 ZNG shall cause all the above representations and warranties to remain valid throughout the term of this Agreement. ZNG shall promptly notify the Lender of facts which would change any of its representations and warranties or render any of them inaccurate, untrue or misleading.

12.3 The representation and warranties set out above shall survive the execution of this Agreement and the making of Advance hereunder and shall be deemed to be repeated by ZNG on each day so long as any amount is or may be outstanding hereunder with reference to the facts and circumstances then subsisting, as if made at each such time.

13.  NOTIFICATION  OF  EVENTS  OF  DEFAULT

     Immediately upon becoming aware of the same, ZNG undertakes to notify the Lender by fax (and by notice in writing sent by first class post) of the occurrence of any event or matter which constitutes or might constitute an Event of Default pursuant to clause 11 (Events of Default) and ZNG shall at the same time inform the Lender of any action taken or proposed to be taken in connection therewith.

14.  COSTS  AND  CHARGES

14.1 ZNG will reimburse the Lender on demand for all costs or expenses incurred by the Lender in the enforcement (or in seeking to enforce) of this Agreement and the Security Documents or in protecting or preserving (or attempting to protect or preserve) any of its rights hereunder.

14.2 ZNG will reimburse the Lender on repayment of the Loan hereunder for all costs or expenses (including but not limited to legal fees and subject to a maximum of $150,000) incurred by the Lender in the preparation of this Agreement and the Security Documents.

15.  GROSS  UP

     ZNG shall not withhold Russian profits tax from any amount payable by ZNG under this Agreement provided that the Lender has, prior to the date of payment of such amount, provided to ZNG a document confirming that the Lender is a resident of the United Kingdom for the purposes of the income tax treaty between the United Kingdom and the Russian Federation and that is certified by the tax authority of the United Kingdom (the "NON-RESIDENT CERTIFICATE"). The Lender shall use its reasonable endeavours to obtain the Non-Resident Certificate from the tax authority of the United Kingdom following the date hereof and shall as soon as reasonably practicable following receipt thereof from the tax authority in the United Kingdom forward the same to ZNG; PROVIDED THAT if the Lender should fail to obtain the Non-Resident Certificate for any reason and therefore provide it to ZNG, ZNG shall make such withholding or deduction on account of any taxes it is required to make in respect of any payment made hereunder and the amount payable by ZNG shall be increased to such extent that the net amount received by the Lender after such withholding or deduction shall equal the gross amount received to be paid under this Agreement. ZNG shall account to the appropriate authority for any taxes withheld or deducted and shall provide the Lender with such evidence that it has done so if required by the Lender.

16.  SET  OFF

     The Lender may set off any indebtedness of ZNG hereunder against any indebtedness of the Lender to ZNG. ZNG shall not withhold, set off, deduct or counterclaim any payments due to the Lender hereunder against any amounts owed to it by the Lender.

17.  WAIVER

     No failure to exercise nor any delay in exercising on the part of the Lender any right or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right or remedy of the Lender prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Lender hereunder are cumulative and are not exhaustive of any rights or remedies provided by law.

18.  NOTICES

     Any notice to be given pursuant to the terms of this Agreement shall be given in writing to the party due to receive such notice at the address stated below or such other address as may have been notified to the other parties in accordance with this clause. Notice shall be delivered personally or sent by first class pre-paid recorded delivery or registered post (air mail if overseas) or by facsimile transmission to the numbers and parties detailed below and shall be deemed to be given in the case of delivery personally on delivery and in the case of posting (in the absence of evidence of earlier receipt) 48 hours after posting (six days if sent by air mail) and in the case of facsimile transmission on completion of the transmission provided that the sender shall have received printed confirmation of transmission.

ZNG:                                 Attn:                   Fax:
---                                  ----                    ---
c/o Zauralneftegaz Limited          Company  Secretary       +44  20  7667  6471
18b Charles Street
London W1J 5DU
United  Kingdom

With  a  copy  to:
-----------------

Siberian  Energy  Group  Inc.
275  Madison  Avenue                Attn:                    Fax:
6th  floor
New  York,  NY  10016               David  Zaikin            +1  (905)  771-9198
USA

The Lender:                         Attn.:                   Fax:
----------

Caspian Finance Limited             Joel McDonald            020 7429 6001
c/o Salans
Millennium Bridge House
2 Lambeth Hill
London EC4V 2AJ
United Kingdom

19.  ASSIGNMENT

     ZNG may not assign or transfer all or any part of its rights or obligations hereunder, save with the prior written consent of the Lender. The Lender may at any time assign or otherwise transfer all or any part of its rights and obligations hereunder.

20.  LAW  AND  DISPUTES

     This Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, or the legal relationships established by this Agreement, shall be referred to and finally resolved by arbitration under the Rules of the London Court of International Arbitration, which Rules are deemed to be incorporated by reference into this clause. All arbitration proceedings shall be conducted in English before a single arbitrator in London. Judgment on any resulting award may be entered in any court having jurisdiction over the affected party, and may be executed against the assets of the affected party in any jurisdiction. The arbitrator shall have jurisdiction to award, and shall award, the prevailing party its reasonable attorneys fees, costs and expenses.

21.  THIRD  PARTIES

      No term of this Agreement shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by a third party.

22.  LANGUAGE

     This Agreement will be executed in English and in Russian. In case of any conflict between the English and Russian versions, the terms of the English version should prevail.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   SCHEDULE 1

                         FORM OF REQUEST FOR AN ADVANCE

To:       Caspian  Finance  Limited  (the  "LENDER")

From:     OOO  Zauralneftegaz  ("ZNG")

Date      [ ]  20
                             REQUEST FOR AN ADVANCE

We  refer  to  the  facility agreement dated [        ] 2005 between ZNG and the
Lender (the "AGREEMENT"). Terms defined in the Agreement have the same meaning in this letter and references to clauses in this letter are references to clauses of the Agreement.

We wish to borrow an Advance subject to the terms and conditions of the Agreement as follows:

          (a)  Amount:

          (b)  Purpose:

          (c)  Drawdown Date:

          (d)  Payment instructions:

We confirm that the conditions set out in clause 4 will be satisfied on the Drawdown Date for the proposed Advance.
Yours  faithfully

By:

Authorised  Signatory
for  and  on  behalf  of
OOO  Zauralneftegaz

                                     ANNEX 2
                                 WORK PROGRAMME

                                 WORK PROGRAMME
     Reg.  No  WPZL4
               -----
                                                          11/10/2005
     WORK PROGRAM FOR ZNG LTD IN KURGAN REGION FOR 2005 AND SECOND QUARTER 2006


               1.   ACQUISITION  OF  UP  TO  FIVE  NEW  LICENSES  HELD  BY  ZNG
                    KURGAN

               2. CREATION OF THE JOINT VENTURE BY THE SIGNING OF THE JOINT VENTURE AGREEMENT

               3. NOTE THAT ACTIVITIES ARE CONTINGENT UPON ACCEPTABLE RESULTS AND REPORTS FROM PREVIOUS ACTIVITIES. FAILURE TO ACHIEVE ACCEPTABLE RESULTS WILL RESULT IN A RE-PLANNING AND A REVISED WORK PROGRAM.


                                                      2005               2006               2006
TYPE OF WORKS                                     4TH QUARTER        1ST QUARTER         2ND QUARTER        LOCATION
Geochemical  analysis  of
Palaeozoic  rocks
(using data from previously
drilled wells)                                       Report                                                  Eastern part of
                                                                                                             Kurgan Region

Geochemical  modelling  of
Palaeozoic basin in the eastern
part of Kurgan Region                                                  Report                                 Eastern part of
                                                                                                              Kurgan Region

                                                                   August - October
Interpretation of 2D seismic                                           Report
(OAO Bashneftegeofizika)

Zapadno-Suerskiy block Reinterpret
existing seismic data                                                  Report                                 Mokrousovskiy,
                                                                                                              Privolniy and Orlovo-
                                                                                                              Pashkovskiy licenses

Scan/copy of all well logs and reports               Report                                                   V. Eret - ZNG KURGAN

Locate further samples for geochemical
biostratigraphical analysis                          Report &
                                                     Samples                                                  A. Belonosov

Duplication of the Oceangrove analyse
by Dr. Belonosov/Prof. Bozhko                        Report                                                   Novosibirsk, Moscow

Bazhenov  Expedition  (Moscow)  to
prepare quotation for semi-regional
and block specific gravity and magnetic
survey                                               Quote
                                                  (September)

Collation of the seismic and gravimetric                              Oct - Nov
data (Bazhenovskaya expedition)                                         Report                                Zapadno-Suerskiy block


Planning  of  exploration  well                                        Nov - Dec
(Institute  of  Geology  Ministry                                    1 well project
of  NaturalResources,  Local
Authorities  and ZNG)including
the obtaining of all permits.                                                                                 Zapadno-Suerskiy block

Technical  and ecological analysisof                                                      Beginning of
the project (Institute of Geology oil&gas,ZNG)                                            November 2005       Zapadno-Suerskiy block

Mobilisation  of  the  drilling  equipment                                                 On receipt         Zapadno-Suerskiy block
(contractor  will  be chosen after a competitive                                         of the positive
bidding  procedure,  procedures for which will be                                       conclusion of the
written by BalticPetroleum)                                                             geological analysis

Gravimetric  +  Magnetic  mapping  at 1:100,000
scale (Bazhenovskaya expedition)                                       Min 957 sq km      March (Proposed)    Mokrousovskiy block

Gravimetric  +  Magnetic  mapping  at 1:100,000
scale (Bazhenovskaya expedition)                                       Min 500 sq km                          Privolniy block

Gravimetric  +  Magnetic  mapping  at 1:100,000
scale (Bazhenovskaya expedition)                                       Min 200 sq km                          Orlovo-Pashkovskiy
                                                                                                              block

2D  Seismic  (contractor  will  be chosen after                                         Surveysize dependent  Mokrousovskiy block
a competitive bidding procedure,procedures for which                                      on gravimetric/
will be written by Baltic Petroleum)                                                      magnetic results

2D  Seismic  (contractor  will  be chosen after                                         Surveysize dependent
a competitive bidding procedure, procedures for which                                      on gravimetric/
will be written by Baltic Petroleum)                                                      magnetic results    Privolniy block

2D  Seismic  (contractor  will  be chosen after a                                        Surveysize dependent
competitive bidding procedure,procedures for which                                         on gravimetric/
will be written by Baltic Petroleum)                                                       magnetic results   Orlovo-Pashkovskiy
                                                                                                              block


                                    ANNEX 3
                               Security Documents

          1.Guarantee

          2.Pledge

          3.Debenture

OOO ZAURALNEFTEGAZ

Signed: /s/ Oleg Zhuravlev
       --------------------------

Name (print): Oleg Zhuravlev
             --------------------

Position: President/CEO
         ------------------------

CASPIAN FINANCE LIMITED

Signed: /s/ Simon Escott
       -------------------------

Name (print): Simon Escott
             -------------------

Position: Director
         -----------------------